SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2004

Accredited Mortgage Loan Trust 2004-2

(Issuer with respect to Securities)

Accredited Home Lenders, Inc.

(Exact name of registrant as specified in its charter)

California	333-109964	33-0426859
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Attention: General Counsel 15090 Avenue of Science San Diego, CA		92128
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (858) 676-2100

No Change

(Former name or former address, if changed since last report)

Item 5. Other Events

In connection with the offering of the Accredited Mortgage Loan Trust 2004-2, Asset Backed Notes, Series 2004-2 described in a Prospectus Supplement related to the offered notes, certain “Computational Materials” within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the “Related Computational Materials”).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable.

(c)	Exhibits

Exhibit No.	Description
99.1.	Related Computational Materials (as defined in Item 5 above).

99.2.	Related Computational Materials (as defined in Item 5 above).

99.3.	Related Computational Materials (as defined in Item 5 above).

99.4.	Related Computational Materials (as defined in Item 5 above).

99.5.	Related Computational Materials (as defined in Item 5 above).

99.6.	Related Computational Materials (as defined in Item 5 above).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCREDITED MORTGAGE LOAN TRUST 2004-2

By: Accredited Home Lenders, Inc.

By:	/s/ James A. Konrath
Name:	James A. Konrath
Title:	Chief Executive Officer

Dated: May 19, 2004

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EXHIBIT INDEX

Exhibit No.	Description
99.1.	Related Computational Materials (as defined in Item 5 above).

99.2.	Related Computational Materials (as defined in Item 5 above).

99.3.	Related Computational Materials (as defined in Item 5 above).

99.4.	Related Computational Materials (as defined in Item 5 above).

99.5.	Related Computational Materials (as defined in Item 5 above).

99.6.	Related Computational Materials (as defined in Item 5 above).

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